UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2021 (March 31, 2021)

Infinity Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-17204	20-3126437
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11900 College Blvd.

Suite 310

Overland Park, KS 66210

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (913) 948-9512

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
—	—	—

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2021, Infinity Energy Resources, Inc. a Delaware corporation (the “Company”) and Core Energy, LLC (“Core”), as well as all of the members of Core, Mandalay LLC and Coal Creek Energy, LLC (collectively, the “Seller”) entered into that certain side letter agreement (the “Side Letter”), pursuant to which the Company and Core agreed to close the asset purchase agreement (the “APA”) on April 1, 2021 (the “Closing Date”), as previously disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities Exchange Commission (the “SEC”) on December 15, 2020.

In addition, in connection with the closing of the APA, on April 1, 2021, the Company entered into that certain Assignment and Bill of Sale (the “Purchase Agreement”) by and among the Company and the Seller, pursuant to which Core granted the Company rights, title, and interest in and to certain properties and interest (collectively, the “Assets”), including, among other assets, oil and gas properties in the Central Kansas Uplift Geological formation, covering over 11,000 contiguous acres (the “Properties”), including, among other things, the production and mineral rights to and a leasehold interest in the Properties and all contracts, agreements and instruments by which the Properties are bound.

As previously disclosed in the Company’s Form 8-K filed with the U.S. Securities Exchange Commission (the “SEC”) on December 14, 2020, the Company entered into an asset purchase and sale agreement with Core, as well as all of the members of Core, Mandalay LLC and Coal Creek Energy, LLC, to purchase the Properties, and as previously disclosed in the Company’s Form 8-K filed with the SEC on September 8, 2020, in consideration for the issuance to Core of 500,000 shares of the Company’s common stock, par value $0.0001 per share, the Company acquired an option from Core to purchase the Properties upon payment to Core of $900,000 at any time prior to November 1, 2020, which was subsequently extended by such parties to January 11, 2021 and ultimately executed and closed on April 1, 2021.

In consideration of $900,000, less a holdback amount of $50,000 to indemnify the Company for certain losses that it may incur and any adjustment for a title defect, the Company purchased from Seller the rights, title, and interest to and in the Properties and certain Leases, Lands, Wells, Units, contracts, equipment, pipelines, and records, as described in and subject to the limitations set forth in the Purchase Agreement. Pursuant to the Purchase Agreement, the Company assumed responsibility for the payment of ad valorem taxes for the 2021 tax year. The Purchase Agreement includes customary terms and conditions for agreements of this nature.

In addition, the Side Letter further specifies that the Company is responsible for reimbursing the Seller for certain prorated revenues and expenses from the January 1, 2021 Effective Date through the April 1, 2021 Closing Date.

On March 31, 2021, the Company also entered into certain debt settlement agreements with five (5) creditors (collectively, the “Creditors”), pursuant to which the Company extinguished an aggregate of $2,866,297.14 of debt and liabilities of the Company owed to each Creditor in consideration for the issuance to each Creditor of (i) an aggregate of $28,664.97 of unsecured convertible promissory notes (the “Notes”), and (ii) common stock purchase warrants (the “Warrants”) to purchase up to an aggregate of 5,155,455 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). The Notes are convertible into Common Stock at a price of $0.50 per share.

The Notes also contain customary representations, warranties and agreements of the Company and the Creditors and customary indemnification rights and obligations of the parties thereto. The Creditors have represented that they are each “accredited investors” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

In further connection with the Debt Settlement Agreements, the Warrants issued to each Creditor have a term of five (5) years, exercisable six (6) months after issuance, with an exercise price of $0.50 per share, subject to customary adjustments thereunder (collectively, the “Warrants”). Holders of the Warrants may exercise them by paying the applicable cash exercise price or, if there is not an effective registration statement for the sale of the Warrant Shares within six (6) months following the Closing Date, as defined in the Warrants, by exercising on a cashless basis pursuant to the formula provided in the Warrants.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated by reference into this Item 2.01.

Item 3.02. Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated by reference into this Item 3.02. The issuance of the Notes and Warrants did not involve a public offering and was exempt from the requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Debt Settlement Agreements the Company issued (i) 262,854 shares of Common Stock pursuant to the Note and a Warrant to purchase up to 1,051,416 shares of Common Stock to Mr. Stanton Ross, the Company’s President, Chief Executive Officer and Chairman of the Board; and (ii) 831,203 shares of Common Stock pursuant to the Note and a Warrant to purchase up to 3,324,813 shares of Common Stock to Mr. Daniel Hutchins, the Company’s Chief Financial Officer, Treasurer, and Secretary, outside the Company’s existing equity compensation plans.

In addition, the Company’s Board authorized additional limited compensation for Mr. Ross of $30,000 to enable Mr. Ross to devote sufficient time to integrating the acquisition of the Properties and commence the Company’s drilling program.

The above actions were unanimously approved by the Board.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 2.1	Assignment and Bill of Sale, by and between Infinity Energy Resources, Inc. and Core Energy, LLC, dated as of March 31, 2021
Exhibit 2.2	Side Letter, by and between Infinity Energy Resources, Inc. and Core Energy, LLC, dated as of March 31, 2021
Exhibit 4.1	Form of Note
Exhibit 4.2	Form of Warrant
Exhibit 10.1	Form of Debt Settlement Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2021	Infinity Energy Resources, Inc.

	By:	/s/ Stanton E. Ross
	Name:	Stanton E. Ross
	Title:	Chairman, President and Chief Executive Officer